Exhibit 99.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      This certification is intended to accompany the Annual Report of MediaBay, Inc. (the "Company") on Form 10-Q/A for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), and is given solely for the purpose of satisfying the requirements of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The undersigned, in my capacity as set forth below, hereby certifies that:

      3. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      4. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ John F. Levy
-----------------------
John F. Levy
Chief Financial Officer                                       Date: May 15, 2003

A signed original of this written statement required by Section 906 has been provided to MediaBay, Inc. and will be retained by MediaBay, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.